UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)

        Federal                         000-50962                59-3764686
        --------                        ---------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                   505 Haines Avenue, Waycross, Georgia 31501
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     By a press release dated September 25, 2007, Atlantic Coast Federal Corporation announced that Atlantic Coast Financial Corporation has filed an amendment to its registration statement regarding its proposed stock offering in connection with the previously announced mutual-to-stock conversion of Atlantic Coast Federal, MHC.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits.

        99.1    Press release dated September 25, 2007.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC COAST FEDERAL CORPORATION


Date: September 25, 2007                By: /s/ Robert J. Larison, Jr.
                                           -------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
-------         -------------------------

99.1 Press release dated September 25, 2007, announcing that Atlantic Coast Financial Corporation has filed an amendment to its registration statement regarding its proposed stock offering in connection with the previously announced mutual-to-stock conversion of Atlantic Coast Federal, MHC.